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                                                                   Exhibit 10.10
                                                                   -------------

                          RESTATED SECOND AMENDMENT TO
                               AGREEMENT OF LEASE

     This Restated Second Amendment to Agreement of Lease (the "Restated Second Amendment") is made as of the 6th day of November, 1998, by and between John A. Pino, Trustee of Re-Act Realty Trust, a trust established under a Declaration of Trust dated September 21, 1984, and recorded in the Middlesex South District Registry of Deeds at Book 15823, Page 351, as amended by First Amendment dated October 20, 1988 and recorded with the Middlesex South District Registry of Deeds at Book 19427, Page 422 (the "Landlord") and ACT Manufacturing, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts and having its principal place of business at 108 Forest Avenue, Hudson, Massachusetts (the "Tenant").


                              W I T N E S S E T H


     WHEREAS, Landlord and Automated Component Technologies, Inc. entered into a certain Agreement of Lease dated as of October 1, 1988, as amended by a certain First Amendment to Agreement of Lease dated as of August 4, 1993, whereby Landlord leased to Automated Component Technologies, Inc. certain premises (the "Premises") known as and bearing the address of 108 Forest Avenue, Hudson, Massachusetts. True and complete copies of said Agreement of Lease and First Amendment are attached hereto as Exhibit A and Exhibit B, respectively.
                                 ---------     ---------

     WHEREAS, by Assignment of Lease dated as of December 14, 1994, Automated Component Technologies, Inc. assigned to Advanced Cable Technologies, Inc. all of its right, title and interest in the Agreement of Lease, as amended by said First Amendment;

     WHEREAS, Advanced Cable Technologies, Inc. by Articles of Merger dated December 15, 1994, changed its name to ACT Manufacturing, Inc.;

     WHEREAS, Landlord and Tenant entered into a certain Second Amendment to Agreement of Lease dated as of February 7, 1995 (the "Second Amendment"), a true and complete copy of the Second Amendment is attached hereto as Exhibit C (said
                                                                ---------
Agreement of Lease, said First Amendment and the Second Amendment are herein collectively referred to as the "Lease"); and

     WHEREAS, Landlord and Tenant desire to restate and amend the Second Amendment to reflect the understanding and past agreement of the parties regarding the minimum monthly rental amount and to memorialize such understanding going forward.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. Landlord and Tenant acknowledge that as of August 1, 1998 Tenant has been paying minimal monthly rent for the Premises based upon an annual rate equal to Six Dollars and Fifty Cents ($6.50) per square foot (based upon a total rentable area of thirty thousand (30,000) square feet).

     2. Paragraph number 2 of the Second Amendment is hereby deleted and the following shall be inserted in lieu thereof: "Effective as of August 1, 1998 (the beginning of the extension term), the Tenant shall pay a minimum monthly rental for the Premises based upon an annual rate equal to Six Dollars and Fifty Cents ($6.50) per square foot (based upon a total rentable
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         area of thirty thousand (30,000) square feet), in twelve (12) equal monthly installments in advance on the first day of each calendar month during the term of the Lease."

     3. Except for the replacement of paragraph number 2 of the Second Amendment as set forth above, the Second Amendment is hereby restated.

     As modified by the terms of this Restated Second Amendment, the Lease is, and shall remain, in full force and effect. Each capitalized term used in this Restated Second Amendment which is not defined in this Restated Second Amendment shall have the same meaning ascribed to such term in the Lease. This Restated Second Amendment contains the entire agreement of the parties, and any and all agreements and negotiations are merged into and incorporated into this Restated Second Amendment. This Restated Second Amendment shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective successors and permitted assigns.

     This Restated Second Amendment is governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, this Restated Second Amendment is executed as of the day and year first written above.


                              RE-ACT REALTY TRUST


                              By: /s/ John A. Pino
                                 ----------------------------------------
                                 John A. Pino, Trustee as
                                 aforesaid and not individually


                              ACT MANUFACTURING, INC.

                              By: /s/ John A. Pino
                                 ----------------------------------------
                                 John A. Pino, President